UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): DECEMBER 14, 2004


                              TREND MINING COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-31159                   81-0304651
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


            301 CENTRAL AVE. #384  Hilton Head, South Carolina 29926
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (843) 842-4048


                              SILVER TREND MINING COMPANY
           Former Name or Former Address if Changed Since Last Report


ITEM 5. OTHER EVENTS

     On December 14, 2004, Trend Mining Company (the "Company") announced that it had signed a letter of intent with Nuinsco, a Canadian mining and exploration company, to jointly explore mining claims located in Saskatchewan. The text of the press release is attached.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

         99.2 Press release dated December 14, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TREND MINING COMPANY
                                           (Registrant)


Date: December 14, 2004                    By:  /s/ John P. Ryan
                                         -----------------------------------
                                           John P. Ryan
                                           Vice President and Chief Financial
                                           Officer, Secretary and Treasurer